ForeRetirement Variable Annuity

Forethought Life Insurance Company

Forethought Life Insurance Company Separate Account A

Supplement dated November 21, 2024 to your Prospectus dated April 26, 2024

Putnam Variable Trust Funds — Change in Sub-Adviser

Effective November 1, 2024, Putnam Investments Limited merged with and into Franklin Templeton Investment Management Limited. As a result, Putnam Investments Limited was replaced as sub-adviser to the Putnam Variable Trust Funds.

Accordingly, effective immediately, the “Fund – Share Class Adviser/Sub-Adviser” column of “Appendix B – Funds Available Under the Contract” for the below listed Funds is updated to replace Putnam Investments Limited with Franklin Templeton Investment Management Limited:

•	Putnam VT Income Fund,
•	Putnam VT Large Cap Growth Fund, and
•	Putnam VT Large Cap Value Fund.

This Supplement Should be Retained for Future Reference.

FR112124NC